UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2010

DELCATH SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-16133	06-1245881
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 FIFTH AVENUE, 23RD FLOOR NEW YORK, NEW YORK	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 489-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On April 13, 2010, Delcath Systems, Inc. issued a press release announcing that the American Society of Clinical Oncology (ASCO) has accepted an abstract for oral presentation of Delcath’s Phase III Trial Data comparing percutaneous hepatic perfusion with melphalan (PHP-mel) to the best alternative care for patients with hepatic metastases from ocular or cutaneous melanoma for ASCO’s 2010 Annual Meeting, to be held June 4-8, 2010 at McCormick Place in Chicago. A copy of Delcath’s April 13, 2010 press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Delcath also reiterated that it expects to report top-line results from its Phase III clinical trial in April 2010.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.	The following exhibit is furnished with this report on Form 8-K:

Exhibit Number 99.1	Description of Exhibit Press Release of Delcath Systems, Inc. dated April 13, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2010

DELCATH SYSTEMS, INC. By: /s/ David A. McDonald
Name: David A. McDonald Title: Chief Financial Officer